UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2021

Genesis Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33459	20-3934755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 East State Street Kennett Square, PA	19348
(Address of Principal Executive Offices)	(Zip Code)

(610) 444-6350

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	GEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.03 of this Current Report is incorporated into this Item 1.01 by reference.

Item 3.03 Material Modification to Rights of Security Holders.

On March 11, 2021, Genesis Healthcare, Inc. (the “Company”), entered into a Tax Benefits Preservation Plan (the “Plan”) with Equiniti Trust Company as rights agent (the “Rights Agent”), and the Board of Directors (the “Board”) of the Company declared a dividend distribution of one right (a “Right”) for each outstanding share of common stock, par value $0.001 per share, of the Company (the “Common Stock”) to stockholders of record at the close of business on March 11, 2021 (the “Record Date”). Each Right is governed by the terms of the Plan and entitles the registered holder to purchase from the Company a unit consisting of one one-hundredth of a share (a “Unit”) of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), at a purchase price of $4.50 per Unit, subject to adjustment (the “Purchase Price”). The Plan is intended to help protect the Company’s ability to use its tax net operating losses and certain other tax assets (“Tax Benefits”) by deterring any person from becoming the beneficial owner of 4.9% or more of the shares of the Company’s Common Stock then outstanding.

Rights Certificates; Exercise Period

Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate rights certificates (“Rights Certificates”) will be distributed. Subject to certain exceptions specified in the Plan, the Rights will separate from the Common Stock then outstanding and a distribution date (the “Distribution Date”) will occur upon the earlier of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has become the beneficial owner of 4.9% or more of the shares of the Company’s outstanding Common Stock (the “Stock Acquisition Date”) and (ii) 10 business days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person.

Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates (or, in the case of book entry shares, by the notations in the book entry accounts) and will be transferred with and only with such Common Stock, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Plan by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Pursuant to the Plan, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Series A Preferred Stock will be issued.

The definition of “Acquiring Person” contained in the Plan contains several exemptions, including for (i) the Company or any of the Company’s subsidiaries; (ii) any employee benefit plan of the Company, or of any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan; (iii) any person who becomes a beneficial owner of 4.9% or more of the shares of Common Stock then outstanding as a result of (x) a reduction in the number of shares of Common Stock by the Company due to a repurchase of securities by the Company or (y) a stock dividend, stock split, reverse stock split or similar transaction, in each case unless and until such person increases his, her or its ownership by more than one (1) percentage point over such person’s lowest percentage stock ownership on or after the consummation of the relevant transaction; (iv) any person that becomes a beneficial owner of 4.9% or more of the shares of Common Stock then outstanding as a result of an exchange of Class A units of FC-GEN Operations Investment, LLC, for shares of Common Stock unless and until (x) such person acquires one or more shares of Common Stock other than through such exchange and on or after the date of such exchange or (y) such person’s ownership of Common Stock after such exchange exceeds the sum of (A) the Common Stock owned by such person on the date of the Plan and (B) the Common Stock received in the exchange; (v) Welltower Inc., a Delaware corporation (“Welltower”), unless and until Welltower or its affiliates acquire one or more shares of Common Stock other than (x) Common Stock issued by the Company to Welltower or its affiliates pursuant to the exercise of a warrant issued by the Company and (y) Common Stock issued by the Company to Welltower or its Affiliates, in each case pursuant to the Transaction Agreement between the Company and Welltower dated as of March 2, 2021; (vi) any person who, together with all affiliates and associates of such person, was a beneficial owner of 4.9% or more of the shares of Common Stock then outstanding on the date of the Plan (as disclosed in public filings with the Securities and Exchange Commission on the date of the Plan), unless and until such person and its affiliates and associates increase their aggregate ownership by more than one (1) percentage point over their lowest percentage stock ownership on or after the date of the Plan or decrease their aggregate percentage stock ownership below 4.9%; (vii) any person who, within ten (10) business days of being requested by the Company to do so, certifies to the Company that such person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who, together with all affiliates and associates, thereafter within ten (10) business days following such certification disposes of such number of shares of Common Stock so that it, together with all affiliates and associates, ceases to be an Acquiring Person; and (viii) any person that the Board has affirmatively determined in its sole discretion shall not be deemed an Acquiring Person.

The Rights are not exercisable until the Distribution Date and will expire on the earliest of (i) 11:59 p.m., New York City time, on March 11, 2024 or such later date and time as may be determined by the Board as provided in the Plan (the “Final Expiration Date”); (ii) the time at which the Rights are redeemed or exchanged as provided in the Plan; (iii) the time at which the Board determines that the Plan is no longer necessary or desirable for the preservation of Tax Benefits; and (iv) the close of business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward.

As soon as practicable after the Distribution Date, Rights Certificates will be sent by such means as may be selected by the Company to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board, only shares of Common Stock issued after the Record Date and prior to the earlier of the Distribution Date and the Final Expiration Date (or the date the Rights are earlier redeemed, exchanged or terminated) will be issued with the Rights.

Preferred Share Provisions

Each share of Series A Preferred Stock, if issued:

•	will not be redeemable;

•	will entitle the holder thereof to quarterly dividend payments equal to the greater of: (a) $1.00 per share or (b) subject to adjustments, one hundred (100) times the aggregate per share amount of all cash dividends, and one hundred (100) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding quarterly dividend payment date, or, with respect to the first quarterly dividend payment date, since the first issuance of any share or fraction of a share of Series A Preferred Stock;

•	will, upon any liquidation of the Company, entitle the holder thereof to receive the greater of: (a) $100 per share plus accrued and unpaid dividends and distributions thereon or (b) subject to adjustments, the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation of the Company.

•	will have the same voting power as one hundred shares of Common Stock; and

•	will, if shares of Common Stock are exchanged via merger, consolidation or a similar transaction, at the same time be similarly exchanged in an amount per share based on the aggregate amount of stock, securities, cash and/or other property, subject to adjustments, into which or for which each share of Common Stock is changed or exchanged.

Flip-in Trigger

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person (unless the event causing such person or group to become an Acquiring Person is a transaction described under “Flip-over Trigger,” below), each holder of a Right will thereafter have the right to receive, upon the exercise of a Right, that number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a market value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the occurrence of any such an event, all Rights that are, or (under certain circumstances specified in the Plan) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of the event set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

Flip-over Trigger

In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock is changed or exchanged, or (iii) fifty percent (50%) or more of the Company’s consolidated assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have become null and void as set forth above) shall thereafter have the right to receive, upon the exercise of a Right, that number of shares of common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the second preceding paragraph are referred to as the “Triggering Events.”

Exchange Feature

At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding Common Stock or the occurrence of one of the events described in the preceding “Flip-over Trigger” paragraph above, the Board may exchange the Rights (other than Rights owned by such Acquiring Person which will have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-hundredth (1/100) of a share of Series A Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Equitable Adjustments

The Purchase Price payable, and the number of Units of Series A Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination, consolidation or reclassification of, the Series A Preferred Stock, (ii) if holders of the Series A Preferred Stock are granted certain rights or warrants to subscribe for Series A Preferred Stock or convertible securities at less than the then-current market price of the Series A Preferred Stock, or (iii) upon the distribution to holders of the Series A Preferred Stock of evidences of indebtedness, assets or cash (excluding regular quarterly cash dividends or dividends payable in Series A Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least one percent (1%) of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series A Preferred Stock on the last trading day prior to the date of exercise.

Redemption of the Rights

At any time until prior to the earlier to occur of (i) ten (10) business days after the public announcement that an Acquiring Person becomes such and (ii) the Final Expiration Date, the Board may, at its option, redeem the Rights in whole, but not in part, at a price of $0.0001 per Right, (as such amount may be adjusted pursuant to the Rights Agreement) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.0001 redemption price.

Amendment of Rights

Any of the provisions of the Plan may be amended by Board so long as the Rights are then redeemable. At any time when the Rights are no longer redeemable, the provisions of the Plan may be amended by the Board for any reason, including to shorten or lengthen any time period under the Plan. Notwithstanding the foregoing, no amendment may be made at such time as the Rights are not redeemable that may (a) adversely affect the interests of the holders of the Rights as such, (b) cause the Plan to become amendable other than as already provided in the Plan and (c) cause the Rights to again become redeemable.

Miscellaneous

Until a Right is exercised or exchanged, the holder thereof, as such, will have no separate rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends in respect of the Rights. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

This summary description of the Rights and the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is included as Exhibit 4.1 to this Current Report and incorporated by reference herein.

Equiniti Trust Company also serves as the transfer agent and registrar with respect to the Common Stock.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Plan, the Board approved the Certificate of Designation, Preferences, and Rights of Series A Junior Participating Preferred Stock, which designates the rights, preferences and privileges of 4,000,000 shares of a series of the Company’s preferred stock, par value $0.001 per share, designated as Series A Junior Participating Preferred Stock. The information set forth in Item 3.03 of this Current Report is incorporated into this Item 5.03 by reference.

The Certificate of Designation was filed with the Secretary of State of the State of Delaware on March 11, 2021. A copy of the Certificate of Designation is included as Exhibit 3.1 to this Current Report and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

3.1	Certificate of Designation of the Series A Junior Participating Preferred Stock of the Company, dated March 11, 2021

4.1	Tax Benefits Preservation Plan, dated as of March 11, 2021, by and between Genesis Healthcare, Inc., and Equiniti Trust Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2021	GENESIS HEALTHCARE, INC.

	By:	/s/ Michael Berg
Name: Michael Berg
Title: Assistant Secretary

[Signature Page to Form 8-K]